Exhibit 10.6

Confidential Treatment Requested:

Confidential portions of this document have been redacted and have been filed separately with the Commission.

VENCORE SOLUTIONS LLC

4500 SW Kruse Way, Suite 350 • Lake Oswego, OR 97035

503.699.4997 • FAX: 503.675.3136

MASTER LEASE AGREEMENT

NUMBER 4402

LESSEE NAME AND ADDRESS	LESSOR NAME AND ADDRESS

INTERMETRO COMMUNICATIONS, INC.	VENCORE SOLUTIONS LLC
2685 PARK CENTER DRIVE, BLDG A	4500 SW KRUSE WAY, SUITE 350
SIMI VALLEY, CA 93065	LAKE OSWEGO, OR 97035

Terms and Conditions

1. LEASE LINES AND LEASES.

a) Lease Lines.  LESSOR and LESSEE hereby agree that LESSOR will acquire and lease to LESSEE, EQUIPMENT with an aggregate value of up to the amount specified under “Approved Amount of Lease Line” on the Lease Line Schedule attached as Exhibit A-l to this Master Lease Agreement (such commitment is referred to as a “LEASE LINE”) From time to time, LESSOR and LESSEE may (but are under no obligation to) agree to establish one or more additional LEASE LINES pursuant to which LESSOR agrees to acquire and lease to LESSEE, EQUIPMENT with an aggregate value of up to the amount specified for each such LEASE LINE. For each LEASE LINE agreed by the parties, LESSOR and LESSEE will execute an additional Exhibit A to this Master Lease Agreement, and each such Exhibit A will be numbered sequentially (i e., designated as Exhibit A-2, Exhibit A-3, etc.) and will incorporate the terms of this Master Lease Agreement. No LEASE LINE shall be established, and LESSOR shall have no liability or obligation under any LEASE LINE, unless and until the appropriate Exhibit A is executed by both LESSOR and LESSEE.

b) Leases.  LESSOR and LESSEE agree that the terms of this Master Lease Agreement shall apply to and be incorporated by reference in one or more Lease Schedules, each of which reference(s) the Master Lease Agreement Number indicated above. The word “LEASE” shall mean any one of the individual Lease Schedules executed hereunder, each of which shall incorporate the terms and conditions of this Master Lease Agreement (including the terms specified on the applicable Exhibit A hereto, as determined below) and shall be evidenced by the original Lease Schedule and an attached copy of this Master Lease Agreement. The word “LEASES” shall mean all of the individual Lease Schedules executed under and incorporating the terms of this Master Lease Agreement collectively. The word “EQUIPMENT” shall mean (i) for purposes of each LEASE, the EQUIPMENT, which is the subject of such LEASE, as defined and described in the applicable Lease Schedule, and/or (ii) all of the EQUIPMENT subject to all of the LEASES, collectively, in each case as the context may require. Each Lease Schedule will include an EQUIPMENT description, the EQUIPMENT location, the minimum lease term and payment and security deposit information. Each LEASE shall be enforceable upon execution by LESSEE and subsequent counter-signature by LESSOR indicating acceptance. By entering into each Lease Schedule, LESSOR and LESSEE agree that (i) the transaction effected by the Lease Schedule constitutes a lease funding by LESSOR under the LEASE LINE then in effect, (ii) LESSOR’S remaining funding obligations under the applicable LEASE LINE shall be reduced accordingly, and (iii) the initial lease period, the initial rent payment amount, the documentation fees, the security deposit payment and release requirements, the renewal rent payment amounts applicable to the LEASE shall be determined pursuant to the applicable LEASE LINE, as outlined on the Exhibit A to this Master Lease Agreement which specifies a “Date of Lease Line Approval” occurring on or before the date of the Lease Schedule and a “Funding Expiration Date” occurring after the date of acceptance of the Lease Schedule by LESSOR, and shall be set forth with specificity on the applicable Lease Schedule.

2. RENTAL PAYMENTS. Unless otherwise agreed in writing, each regular periodic payment of rent due during the term of each LEASE shall be due on either the tenth (10th) day of the month or the twenty-fifth (25th) day of the month (the “billing date”) The first billing date under each LEASE where LESSEE’s acceptance occurred after the twentieth (20th) day of the month and

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prior to the sixth (6th) day of the following month shall be the tenth (10th) day of the month immediately following LESSEE’S acceptance of the EQUIPMENT, or, if LESSEE’S acceptance occurs after the fifth (5th) day of a month and prior to the twenty-first (21st) day of the month, then the first billing date shall be the twenty-fifth (25th) day of the month that LESSEE completed its acceptance of the EQUIPMENT. On the date of acceptance of EQUIPMENT by LESSEE, LESSEE shall pay to LESSOR pro rated rent, together with applicable taxes, from the date of acceptance of the EQUIPMENT until the first billing date as interim rent. In addition, LESSEE shall pay to LESSOR, on demand by LESSOR, an amount equal to one thirtieth (1/30) of the proportional monthly rental payment per day for any amount funded by LESSOR prior to acceptance of the EQUIPMENT by LESSEE as additional interim rent. LESSEE agrees to pay rent for the minimum term specified on the Lease Schedule, commencing on the first billing date and continuing until the EQUIPMENT is returned to LESSOR on expiration or earlier termination of the LEASE. Each periodic rental installment shall be the sum set forth on the applicable Lease Schedule, plus any applicable sales and/or use taxes, and shall, at LESSOR’S option, include a pro rata portion of that year’s property tax. Payments shall be made by LESSEE at LESSOR’S address set forth herein or as otherwise directed by LESSOR. LESSEE shall not abate, set off, deduct any amount or reduce any payment for any reason without the prior written consent of LESSOR Payments are delinquent if not in LESSOR’S possession by the due date.

3. COMMENCEMENT AND TERMINATION. The LEASE term shall commence on acceptance of the EQUIPMENT by LESSEE. The LEASE shall terminate on the expiration of its minimum term in months as set forth in the Lease Schedule following the first billing date and the fulfillment of all obligations of LESSEE thereunder or upon notice by LESSOR in the case of LESSEE default. In the event LESSEE retains part or all of the EQUIPMENT beyond the term of the LEASE, then the terms of the LEASE shall stay in effect during such hold-over period, subject to LESSOR’S right on default to terminate the LEASE.

4. NO WARRANTIES BY LESSOR. LESSOR makes no warranty, express, implied or statutory, as to any matter whatsoever, including, without limitation, the condition of the EQUIPMENT, its merchantability or its fitness for any particular purpose, and as to LESSOR, LESSEE leases the EQUIPMENT “AS IS”.

5. CHOICE OF LAW, VENUE AND JURISDICTION. The LEASE shall be deemed to have been made and shall be construed in accordance with the laws of the State of Oregon. Any and all suits or actions to enforce or for breach of the LEASE must be instituted and maintained in Multnomah County, State of Oregon, and LESSEE expressly agrees to submit to personal jurisdiction in such venue.

6. ASSIGNMENT. Without LESSOR’S prior written consent, which consent will not be unreasonably withheld, LESSEE shall not assign, transfer, pledge, hypothecate or otherwise dispose of the LEASE, any interest therein, or sublease or loan the EQUIPMENT or permit it to be used by anyone other than LESSEE or LESSEE’S qualified employees. LESSOR may assign the LEASE and/or grant a security interest in the EQUIPMENT, in whole or in part, to one or more assignees, without notice to LESSEE. LESSOR’S assignee(s) and/or the secured party(ies) may reassign the LEASE, and/or such security interest without notice to LESSEE. Each such assignee and/or such secured party shall have all rights of LESSOR under the LEASE, but no such assignee or secured party shall be bound to perform any obligation of LESSOR. LESSEE shall recognize each such assignment and shall not assert against any assignee and/or secured party any defense, counterclaim or setoff it may have against LESSOR. LESSEE acknowledges that any assignment or transfer by LESSOR shall not materially change LESSEE’S duties or obligations under the LEASE nor materially increase the burdens or risks imposed on LESSEE.

7. SELECTION AND ACCEPTANCE OF EQUIPMENT. LESSEE has selected both the EQUIPMENT and the supplier(s) from whom LESSOR is to purchase the EQUIPMENT. LESSEE shall arrange for transportation, delivery and installation of the EQUIPMENT at LESSEE’S expense. LESSEE acknowledges that it has examined the EQUIPMENT as fully as it desires. If the EQUIPMENT is not properly installed, its delivery is delayed, it does not operate as represented by the supplier’s) or it is unsatisfactory for any reason, LESSEE shall make no claim on account thereof against LESSOR. LESSEE authorizes LESSOR to insert in the LEASE or other documents the serial numbers and other identification information for the EQUIPMENT as determined by LESSOR.

8. SUPPLIER/BROKER NOT AGENT OF LESSOR. LESSEE understands and agrees that neither the supplier(s), nor any salesperson or agent of the supplier(s), is an agent of LESSOR. LESSEE further agrees that if any transaction hereunder is presented to LESSOR by a lease broker, that such broker is acting as an agent of LESSEE and is not an agent of LESSOR. No salesperson or agent of the supplier(s) or broker(s) is authorized to waive or alter any term or condition of the LEASE, and no representation as to the EQUIPMENT or any matter by the supplier(s) or broker(s) shall in any way affect LESSEE’S duty to pay rent and perform its other obligations set forth in the LEASE.

9. SECURITY DEPOSIT. Security deposits received by LESSOR are to guarantee prompt and full payment of rent and the faithful and timely performance of all provisions of the LEASE by LESSEE. Security deposits secure all obligations of LESSEE

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to LESSOR under the LEASES or otherwise. Unless otherwise specified in the applicable Exhibit A to this Master Lease Agreement or in another instrument in writing signed by LESSOR and LESSEE, no interest will accrue on the security deposit to the account of LESSEE. If LESSEE is not in default under any agreement with LESSOR, the security deposit shall be returned to LESSEE per the terms specified in the applicable Exhibit A to this Master Lease Agreement or such other instrument in writing signed by LESSOR and LESSEE. In the event LESSEE defaults on any of its obligations to LESSOR, LESSOR shall have the right, but shall not be obligated, to apply the security deposit to cure such default, and if so applied, LESSEE shall, within ten (10) days, restore the security deposit to the full amount held by LESSOR prior to any application to cure such default.

10. CANCELLATION FOR NON-DELIVERY. If, within 30 days after the LEASE is signed by LESSEE, the EQUIPMENT has not been delivered to and accepted by LESSEE and if LESSOR has accepted the LEASE by signing, LESSOR, by written notice to LESSEE, shall have the option at any time thereafter to terminate LESSOR’s obligation, if any, to lease the subject EQUIPMENT to LESSEE.

11. LEASE TERMINATION OPTIONS. Upon LEASE Termination, and provided LESSEE is not in default, LESSEE will have an option to purchase all, but not less than all, or the EQUIPMENT, renew the term of the LEASE, or return all, but not less than all, of the EQUIPMENT to LESSOR, as set forth in the applicable Exhibit A- to the Master Lease Agreement.

12. OWNERSHIP. The EQUIPMENT shall at all times remain the personal property of LESSOR LESSEE will at all times protect and defend, at its own cost and expense, the ownership of LESSOR against all claims, liens and legal processes of creditors of LESSEE and other persons, and keep the EQUIPMENT free and clear from all such claims, liens and processes. If the LEASE is deemed at any time to be one intended as security or should LESSOR agree at any time to sell the EQUIPMENT to LESSEE, LESSEE agrees that the EQUIPMENT shall secure, in addition to the indebtedness set forth in the LEASE, indebtedness at any time owing by LESSEE to LESSOR. Notwithstanding any other terms and conditions of the LEASE, in the event that the EQUIPMENT includes computer software, LESSEE agrees that LESSOR has not had, does not have, nor shall have any title to such computer software LESSEE may have executed or may execute a separate software license agreement(s) and LESSEE agrees that LESSOR is not a party to nor responsible for any performance with regard to such license agreement(s).

13. LOCATION AND RIGHT OF INSPECTION. The EQUIPMENT shall be kept at the location specified on the Lease Schedule or, if none is specified, at LESSEE’S address as set forth therein, and shall not be removed from there without LESSOR’s prior written consent which consent will not be unreasonably withheld. LESSOR shall have the right at any time during normal business hours and upon reasonable notice to inspect the EQUIPMENT and for that purpose have access to the location of the EQUIPMENT.

14. USE AND OPERATION. LESSEE shall use the EQUIPMENT in a careful manner and shall comply with all laws relating to its possession, use and maintenance LESSEE represents that the EQUIPMENT shall be used in its business or commercial concern and that no item of EQUIPMENT will be used for personal, family or household purposes.

15. REPAIRS AND ALTERATIONS. LESSEE shall at its own expense maintain the EQUIPMENT in good repair, appearance and functional order. LESSEE agrees to comply with all maintenance schedules and procedures recommended by the manufacturer of the EQUIPMENT and, if available, purchase or otherwise enter into and adhere to dealer maintenance contracts. LESSEE shall not make any alterations, additions or improvements to the EQUIPMENT without LESSOR’s prior written consent which consent will not be unreasonably withheld. All alterations, additions or improvements made to the EQUIPMENT shall belong to LESSOR.

16. LOSS AND DAMAGE. LESSEE shall bear the entire risk of loss, theft, damage or destruction of the EQUIPMENT from any cause whatsoever and, as between LESSOR and LESSEE, unless otherwise agreed between the parties, LESSEE shall bear that risk of loss during transportation and delivery, and LESSEE shall arrange and pay for transportation and delivery. No loss, theft, damage or destruction of the EQUIPMENT shall relieve LESSEE of the obligation to pay rent or to comply with any other obligation under the LEASE. In the event of damage to any item of EQUIPMENT, LESSEE shall immediately place the same in good repair at LESSEE’s expense. If either LESSOR or LESSEE determines that any item of EQUIPMENT is lost, stolen, destroyed or damaged beyond repair, LESSEE shall, at LESSEE’s option (a) replace the same with like EQUIPMENT in good repair, acceptable to LESSOR, or (b) pay LESSOR a sum equal to (i) all amounts due by LESSEE to LESSOR under the LEASE up to the date of the loss, (ii) the unpaid balance of the total rent for the remaining term under the LEASE which is attributable to said item of EQUIPMENT, and (iii) an amount equal to eighteen percent (18%) of the original cost of said item of EQUIPMENT, which the parties agree shall represent the fair market value of LESSOR’s residual interest in said item of EQUIPMENT. The amounts in (ii) and (iii) shall be discounted to present value at a discount rate of six percent (6%) per annum.

17. INSURANCE. LESSEE shall provide and maintain primary insurance against loss, theft, damage or destruction of the EQUIPMENT in an amount not less than the full replacement value of the EQUIPMENT, with loss payable to LESSOR and with zero deductible. At LESSOR’s request, LESSEE also shall provide and maintain primary comprehensive general all risk liability

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insurance. Such insurance shall include, but shall not be limited to, product liability coverage, insuring LESSOR and LESSEE, with a severability of interest endorsement or its equivalent, against any and all loss or liability for all damages, either to persons, property or otherwise, which might result from or happen in connection with the condition, use or operation of the EQUIPMENT, with such limits and with an insurer satisfactory to LESSOR. Each policy shall expressly provide that the insurance as to LESSOR shall not be invalidated by any act, omission or neglect of LESSEE and cannot be canceled without thirty (30) days written notice to LESSOR. As to each policy, LESSEE shall furnish to LESSOR a certificate of insurance from the insurer evidencing the insurance coverage required by this Section. If LESSEE fails to procure or maintain such insurance, LESSOR shall have the right, but shall not be obligated, to obtain such insurance as to LESSOR’s and/or LESSEE’s interests. In that event, LESSEE shall repay to LESSOR the cost thereof with the next payment of rent, together with late charges as set forth in Section 24. For all EQUIPMENT leased by LESSOR to LESSEE, LESSEE irremovably appoints LESSOR as LESSEE’s attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage under such insurance policy(ies). All obligations of this Section shall extend throughout the term of the LEASE and until the EQUIPMENT is returned to LESSOR.

18. LIENS AND TAXES. LESSEE shall keep the EQUIPMENT free and clear of all levies, liens and encumbrances. LESSEE shall pay LESSOR, on or before the due date, all charges and taxes, local, state or federal, which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the EQUIPMENT, excluding, however, all taxes on LESSOR’s income. If LESSEE fails to pay said charges or taxes to LESSOR when due, LESSOR shall have the right, but shall not be obligated, to pay said charges or taxes, and add the same to the next payment of rent, together with late charges as set out in Section 24. LESSEE agrees to pay a reasonable fee to LESSOR for the processing of property tax payments.

19. INDEMNITY. LESSEE shall indemnify LESSOR against, and hold LESSOR harmless from, any and all claims, actions, proceedings, expenses, damages and liabilities, including attorney fees, arising in connection with the EQUIPMENT, including, without limitation, its manufacture, selection, purchase, delivery, possession, use, operation or return and the recovery of claims under insurance policies thereon. This indemnity provision shall survive termination, cancellation or breach of the LEASE.

20. MISCELLANEOUS REPRESENTATIONS OF LESSEE. LESSEE and any guarantor of the LEASES shall provide LESSOR with such corporate resolutions, financial statements, and all other documents regarding the financial or credit condition of LESSEE or any guarantor, which LESSOR may request from time to time. LESSEE represents and warrants that all credit and financial information submitted to LESSOR in connection with the LEASES is materially true and correct in all respects. LESSEE agrees that LESSOR and/or its assigns may at any time investigate the credit-worthiness of LESSEE using all available means.

21. FINANCIAL STATEMENTS AND FIXED ASSET LISTS. So long as any monies are owed by LESSEE to LESSOR under the terms of any LEASE, and/or until all terms under each LEASE have been fulfilled, LESSEE will provide LESSOR with financial statements on a monthly basis and will provide LESSOR with fixed asset lists on a quarterly basis. LESSEE represents and warrants that all credit and financial information submitted to LESSOR in connection with the LEASE is materially true and correct in all respects.

22. UNIFORM PERSONAL PROPERTY LEASING ACT. To the extent permitted by applicable law, and to the extent the LEASE is governed by the law of a jurisdiction which has adopted a version of the Uniform Personal Property Leasing Act (also known as “Uniform Commercial Code - Leases”), the parties hereto agree that: (1) the provisions thereof conferring remedies upon a LESSEE or imposing obligations upon a LESSOR shall not apply to the LEASE, its interpretation, or its enforcement; and (2) each LEASE is a Finance Lease as defined by Uniform Commercial Code - Section 2A-103(g). LESSEE acknowledges that LESSEE has reviewed and approved any written Supply Contract(s) covering the EQUIPMENT purchased from the Supplier(s) for lease to LESSEE. LESSEE further acknowledges that LESSOR has informed or advised LESSEE, in writing, either previously or in the LEASE, of the following: (a) the identity of the Supplier(s); (b) that the LESSEE may have rights under the Supply Contract(s); and (c) that the LESSEE may contact the Supplier(s) for a description of any such rights LESSEE may have under the Supply Contract(s).

23. FINANCING STATEMENTS. At the request of LESSOR, LESSEE will join LESSOR in executing financing statements pursuant to the Uniform Commercial Code. For any and all EQUIPMENT leased by LESSOR to LESSEE, LESSEE hereby authorizes LESSOR or its agents or assigns to execute financing statements on LESSEE’s behalf, and to file such financing statements in all jurisdictions where such execution and filing is permitted. It is agreed that a carbon or photocopy of any financing statement may be filed in place of the original and that a copy hereof may be filed as a financing statement.

24. LATE CHARGES AND INTEREST. If LESSEE fails to pay LESSOR any amount when due or, in the case of an amount due to one other than LESSOR, if LESSOR pays an amount on LESSEE’s behalf, then LESSEE shall pay LESSOR a late

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charge of five percent (5%) of such amount for each calendar month or part thereof for which rent or other sum shall be delinquent or shall have been paid by LESSOR on LESSEE’s behalf. LESSEE also agrees to pay LESSOR the sum of thirty-five dollars ($35.00) for each check of LESSEE’s returned uncollectable by LESSEE’s bank. The amount of any charges assessed hereunder shall be added to and become part of the next rental payment or shall be separately invoiced, at LESSOR’s option. Interest shall accrue on any unpaid or unreimbursed amounts at the maximum rate allowable by law or eighteen percent (18%), whichever is less, from the due date until paid by LESSEE.

25. TIME IS OF THE ESSENCE. Time is of the essence of the LEASE. This provision shall not be waived by the acceptance on occasion of late or defective performance.

26. DEFAULT. LESSEE shall be in default if (a) LESSEE shall fail to pay rent or any other amount provided for under the LEASE within ten (10) days after the same becomes due and payable; or (b) LESSEE fails to observe, keep or perform any other provision of the LEASE or of any other agreement with LESSOR, and such failure shall continue for a period of ten (10) days; or (c) LESSEE shall abandon the EQUIPMENT; or (d) except as inconsistent with Federal Bankruptcy Law, any proceeding in bankruptcy, receivership or insolvency shall be commenced against LESSEE or its property or any guarantor or such guarantor’s property, LESSEE or any guarantor files voluntarily for bankruptcy or reorganization, or LESSEE or any guarantor makes an assignment for the benefit of its creditors; or (e) LESSEE or any guarantor makes any material misrepresentation or materially false statement as to its credit or financial standing in connection with the execution or the further performance of the LEASE; or (f) any attachment or execution be levied on any of LESSEE’s property; or (g) LESSEE permits any other entity or person to use the EQUIPMENT without the prior written consent of LESSOR; or (h) in the business and affairs of LESSEE or any guarantor there occurs a material change which shall impair the security of the EQUIPMENT or increase LESSOR’s credit risk involved in the LEASE; or (i) LESSEE moves any EQUIPMENT under LEASE to any location outside of the United States and/or moves any EQUIPMENT under LEASE to any other location not previously authorized in writing by LESSOR.

27. REMEDIES. In the event of LESSEE default, LESSOR shall have the right and option, but shall not be obligated, to exercise any one or more of the following remedies, which remedies or any of them may be exercised by LESSOR without notice to LESSEE and without any election of remedies by LESSOR and, if the obligations of LESSEE are guaranteed by a guarantor or guarantors, LESSOR shall not be obligated to proceed against any such guarantor or guarantors before resorting to its remedies against LESSEE under the LEASE: (a) to the extent permitted under applicable law, LESSOR and/or its agents may, without notice or legal process, enter onto any premises of or under control of LESSEE or any agent of LESSEE where the EQUIPMENT may be or is believed to be located and repossess the EQUIPMENT, disconnecting and separating all thereof from any other property, using all means necessary or permitted by law, LESSEE hereby expressly waiving any right of action of any kind whatsoever against LESSOR arising out of such access to or removal, repossession or retention of the EQUIPMENT; (b) LESSOR may declare all sums due and to become due under the LEASE immediately due and payable and institute litigation to collect the same; (c) LESSOR may institute litigation to collect all rents and other amounts due as of the date of such default together with any sums that may accrue up to the date of trial, (d) LESSOR may institute litigation to specifically enforce the terms of the LEASE; (e) LESSOR may terminate the LEASE; (f) LESSOR may require LESSEE to return the EQUIPMENT pursuant to Section 11; and/or (g) LESSOR may pursue any other remedy now, or hereafter, existing in law or equity. However, damages for any future rentals and/or LESSOR’s residual value in the EQUIPMENT shall be discounted to present value at a discount rate equal to six percent (6%) per annum. In the event of any default by LESSEE under the LEASE, LESSOR may at its sole discretion, although it shall not be obligated to do so, sell the EQUIPMENT at a private or public, cash or credit sale, or may re-let the EQUIPMENT for a term and a rental which may be equal to, greater than, or less than provided in the LEASE. Any proceeds of sale or any rental payments received under the new lease, less LESSOR’s expenses of taking possession, reasonable attorney fees and/or collection fees, storage and/or reconditioning costs, the costs of sale or re-letting, and less LESSOR’s FMV residual in the EQUIPMENT, shall be applied to LESSEE’s obligations under the LEASE, and LESSEE shall remain liable for the balance. LESSEE’s liability shall not be reduced by reason of any failure of LESSOR to sell or re-let.

28. EXPENSES OF ENFORCEMENT, ATTORNEY FEES. In the event of any default, LESSEE shall pay LESSOR a sum equal to all expenses, including attorney fees, if any, incurred by LESSOR in connection with the enforcement of any of LESSOR’s remedies and all expenses of repossessing, storing, repairing, and selling or re-letting the EQUIPMENT together with interest on such amount at the maximum rate allowable by law or eighteen percent (18%), whichever is less, from the date such amount is paid by LESSOR. In the event litigation is instituted to enforce any of the terms of the LEASE, the prevailing party shall be entitled to recover from the other party such sum as the court may judge reasonable as attorney fees at trial and upon appeal, in addition to all other sums provided for by law.

29. SUCCESSOR INTERESTS. Subject to any prohibition against assignment contained herein, each LEASE shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties. As used in each LEASE, the term “LESSOR” shall include any assignee or secured party of LESSOR where appropriate.

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30. MULTIPLE LESSEES. If more than one LESSEE is named herein, the reference to LESSEE refers to each and the liability of each shall be joint and several.

31. NOTICES. Any written notice or demand under the LEASE may be given to a party by mail at its address set forth on the Lease Schedule or at such address as the party may provide in writing from time to time. Notice and demand so made shall be effective when deposited in the United States mail duly addressed with postage prepaid.

32. WAIVER. Failure of LESSOR at any time to require performance of any provision of the LEASE shall not limit any right of LESSOR to enforce that provision, nor shall any waiver by LESSOR of any breach of any provision be a waiver of any succeeding breach of that provision or a waiver of that provision itself or any other provision.

33. NUMBER AND CAPTIONS. As used herein, the singular shall include the plural, and the plural the singular All captions used herein are intended solely for convenience of reference and shall in no way limit or explain any of the provisions of the LEASE.

34. DUPLICATE ENFORCEABLE AS ORIGINAL. LESSEE hereby consents to the use of each original Lease Schedule, along with a photocopy of the fully executed Master Lease Agreement, for all purposes including, but not limited to, evidence the applicable LEASE in litigation or any other judicial proceeding.

35. SEVERABILITY. If any provision of the LEASE is held invalid, such invalidity shall not affect other provisions, which can be given effect without the invalid provision.

36. ENTIRE AGREEMENT. This Master Lease Agreement and each Lease Schedule, represent the entire, final and complete agreement of the parties pertaining to the lease of the EQUIPMENT under such LEASE and supersedes or replaces all written and oral agreements heretofore made or existing by and between the parties or their representatives insofar as the lease of the EQUIPMENT is concerned, and no modification or addition to the LEASE shall be binding unless agreed by a corporate officer, against whom enforcement is sought.

PLEASE REQUEST ANY CHANGES

LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS ALL OF THE TERMS AND CONDITIONS CONTAINED IN THIS MASTER LEASE AGREEMENT AND THAT THESE TERMS AND CONDITIONS SHALL GOVERN EACH LEASE ENTERED INTO BY THE PARTIES.

LESSOR	Date 03/2/04	LESSEE		Date 02/10/04

VENCORE SOLUTIONS LLC		INTERMETRO COMMUNICATIONS, INC.
FULL LEGAL NAME OF LESSEE

By:	/s/ Illegible	By:	/s/ Charles Rice FOR INTERMETRO COMMUNICATIONS	CEO
			CHARLES RICE	(TITLE)

THIS MASTER LEASE AGREEMENT WILL NOT BIND LESSOR OR BECOME EFFECTIVE UNTIL AND UNLESS LESSOR ACCEPTS IT BY SIGNING ABOVE.		By:
(TITLE)

		By:	/s/ Vincent Arena	Illegible
			WITNESS	(TITLE)

VINCENT J. ARENA
PRINT NAME OF WITNESS

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VENCORE SOLUTIONS LLC

VENCORE SOLUTIONS LLC

4500 SW Kruse Way, Suite 350 • Lake Oswego, OR 97035

503.699.4997 • FAX: 503.675. 3136

EXHIBIT A–1

TO

MASTER LEASE AGREEMENT NUMBER

4402

LESSEE NAME AND ADDRESS	LESSOR NAME AND ADDRESS

INTERMETRO COMMUNICATIONS, INC. 2685 PARK CENTER DRIVE, BLDG A SIMI VALLEY, CA 93065	VENCORE SOLUTIONS LLC 4500 SW KRUSE WAY, SUITE 350 LAKE OSWEGO, OR 97035

Date of Lease Line Approval:	February 4, 2004

Funding Expiration Date:	March 31, 2004

Approved Amount of Lease Line:	$340,000.00

Minimum Funding Amount:	$20,000.00

Initial Monthly Rent Factor:

Hardware Facility:	4.90%
Software Facility:	6.40%

Initial Lease Term:

Hardware Facility:	24 Months
Software Facility:	18 Months

Documentation Fees:	1.25% of the total equipment invoice amount included on the individual Lease Schedule, or $ 250.00, whichever is greater.

Security Deposit Percentage:	[***]%

Security Deposit Amount:	$[***] (based on Approved Amount of Lease Line)

Security Deposit Early Releases:	Before releasing Security Deposits prior to Lease end the following three conditions must exist: 1) Lessor must be in receipt of Lessee’s financial statements (Income/Profit & Loss Statement, Balance Sheet, Cash Flow Statement and Fixed Asset List) that are no more than 30 days old, 2) Lessee must demonstrate that they have cash reserves to service their debt for at least the subsequent six months, and 3) all payments must have been paid as agreed and all Lease Schedules must be current.

On each individual Lease Schedule, providing the above requirements for “early security deposit releases” have been met, Lessor will release Fifty Percent (50%) of the Security Deposit to Lessee after Lessee has paid Lessor Twelve (12) payments.

[***]Confidential material redacted and filed separately with the Commission.

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At the time Security Deposits, or any portion thereof, are released by Lesso to Lessee, Lessor will pay One Percent (1%) interest per annum on the Security Deposit amount being released. At the time of a Security Deposit release, interest will be calculated from the date the Security Deposit was received by Lessor until the date Lessor releases the Security Deposit

Minimum Renewal Rent Factor:

Hardware Facility:	4.90%
Software Facility:	6.40%

Cross Collateralization: All Equipment that Lessee leases from Lessor will be Cross Collateralized Lessor will release its security interest in the Equipment after all Lease Schedules have been paid in full.

Eligible Equipment

Hardware Facility: Telecom Switches, Routers & Ports, Computer Servers, personal Computers, Office Printers & Routers. No Soft Cost, as described under Software Facility shown below, shall be included under the terms of the Hardware Facility. No equipment may be shipped to and/or located at a co-location facility or any facility other than Lessee’s principal place of business, unless the co-location facility first provides Lessor with a waiver acknowledging Lessor’s ownership of the equipment. All equipment to be leased must be approved by Lessor.

Software Facility: Up to One Hundred Thousand and 00/100 ($100,000.00) of Approved Amount of Lease Line may be comprised of Soft Costs (“SOFT”) where SOFT will include, but not be limited to, delivery costs, design and engineering costs, extended warranties, installation costs, labor, leasehold improvements, maintenance and upgrade contracts, sales tax, software, trade show booths, training, and upgrades to any equipment in which Lessor does not hold a security interest. No equipment may be shipped to and/or located at a co-location facility or any facility other than Lessee’s principal place of business, unless the co-location facility first provides Lessor with a waiver acknowledging Lessor’s ownership of the equipment. All equipment to be leased must be approved by Lessor.

End of Lease Options:

Hardware Facility:

a)	Purchase Option. If Lessee exercises the option to purchase, then provided no Event of Default has occurred and is then continuing, Lessee will at the expiration of the Lease term, renewal term or extension, as the case may be, purchase all, but not less than all, of the Equipment. The purchase price shall be the Equipment’s then fair market value (“FMV”) plus any applicable sales or other transfer tax FMV, as applied to a purchase option, will be determined by Lessor based on a price a willing buyer would pay and a willing seller would accept (neither buyer nor seller being compelled to act) for the Equipment as installed and in use, giving due consideration to its condition, utility, revenue-producing capability, and replacement costs and shall not be less than 10% of the original cost of equipment.

b)	Renewal. If Lessee exercises the option to renew, then provided no Event of Default has occurred and is then continuing, Lessee will at the expiration of the Lease term renew the Lease with respect to all, but not less than all, of the Equipment for a period of Three (3) months. Such renewal will be upon the terms of the Lease and the applicable Lease Schedule and the monthly rental amount will be the same as the contracted monthly payment amount on the applicable Lease Schedule.

c)	Return. On the expiration of the Lease, or earlier termination of the Lease, or on Lessee default if Lessor chooses, Lessee, at its expense, freight prepaid with full original value declared and insured, shall immediately return all, but not less than all, of the Equipment unencumbered to Lessor in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof alone excepted, by properly packing it for shipment and delivering it to any reasonable place designated by Lessor. Lessee will also pay Lessor an amount equal to Five Percent (5%) of the original invoice amount of the Equipment specified in the applicable Lease Schedule as a restocking fee.

Confidential	Page 2 of 3	cr (initial)

Software Facility: Upon Lease termination and providing Lessee is not in default, Lessee will exercise the option to purchase, providing no Event of Default has occurred and is then continuing, Lessee will at the expiration of the Lease term, purchase all, but not less than all, of the SOFT Equipment. The purchase price will be [***] of the original cost of the SOFT Equipment under this lease schedule. ~~each individual Lease Schedule under the Market Lease.~~

The terms and information set forth above are a part of the Master Lease Agreement Number 4402, entered into by and between VenCore Solutions LLC (“Lessor”) and the Lessee set forth above.

The undersigned representative of Lessee affirms that he or she has read and understands this Exhibit A–1 to Master Lease Agreement Number 4402 and is duly authorized to execute this Exhibit A–1 on behalf of the Lessee, and that, if Lessee is a corporation, this Exhibit A–1 is entered into with consent of Lessee’s Board of Directors and stockholders, if so required.

LESSOR:		LESSEE:

VENCORE SOLUTIONS LLC		INTERMETRO COMMUNICATIONS, INC.

By:	/s/ JAMES PAUL JOHNSON	By:	/s/ CHARLES RICE
Name:	JAMES PAUL JOHNSON	Name:	CHARLES RICE
Title:	SVP	Title:	CEO
Date:	3/2/04	Date:	02/10/04

[***]Confidential material redacted and filed separately with the Commission.

Confidential	Page 3 of 3	cr (initial)

VENCORE SOLUTIONS LLC

VENCORE SOLUTIONS LLC

4500 SW Kruse Way, Suite 350 • Lake Oswego, OR 97035

503.699.4997 • FAX 503.675.3136

EXHIBIT A–2

TO

MASTER LEASE AGREEMENT NUMBER

4402

LESSEE NAME AND ADDRESS	LESSOR NAME AND ADDRESS

INTERMETRO COMMUNICATIONS, INC. 2685 PARK CENTER DRIVE, BLDG A SIMI VALLEY, CA 93065	VENCORE SOLUTIONS LLC 4500 SW KRUSE WAY, SUITE 350 LAKE OSWEGO, OR 97035

Date of Lease Line Approval:	February 13, 2004

Funding Expiration Date:	April 30, 2004

Approved Amount of Lease Line:	$125,000.00

Minimum Funding Amount:	$20,000.00

Initial Monthly Rent Factor:

Hardware Facility: Furniture Facility:	4.90% 6.40%

Initial Lease Term:

Hardware Facility: Furniture Facility:	24 Months 18 Months

Documentation Fees:	1.25% of the total equipment invoice amount included on the individual Lease Schedule, or $ 250.00, whichever is greater.

Security Deposit Percentage:	[***]%

Security Deposit Amount	$[***] (based on Approved Amount of Lease Line)

Security Deposit Early Releases: Before releasing Security Deposits prior to Lease end the following three conditions must exist:1) Lessor must be in receipt of Lessee’s financial statements (Income/Profit & Loss Statement, Balance Sheet, Cash Flow Statement and Fixed Asset List) that are no more than 30 days old, 2) Lessee must demonstrate that they have cash reserves to service their debt for at least the subsequent six months, and 3) all payments must have been paid as agreed and all Lease Schedules must be current.

On each individual Lease Schedule, providing the above requirements for “early security deposit releases” have been met, Lessor will release Fifty Percent (50%) of the Security Deposit to Lessee after Lessee has paid Lessor Twelve (12) payments.

[***]Confidential material redacted and filed separately with the Commission.

Confidential	Page 1 of 3	cr (initial)

At the time Security Deposits, or any portion thereof, are released by Lessor to Lessee, Lessor will pay One Percent (1%) interest per annum on the Security Deposit amount being released. At the time of a Security Deposit release, interest will be calculated from the date the Security Deposit was received by Lessor until the date Lessor releases the Security Deposit.

Minimum Renewal Rent Factor:

Hardware Facility:	4.90%
Software Facility:	6.40%

Eligible Equipment

Hardware Facility: Computers, Servers and [***]. No Soft Cost, as described under Software Facility shown below, shall be included under the terms of the Hardware Facility. No equipment may be shipped to and /or located at a co-location facility or any facility other than Lessee’s principal place of business, unless the co-location facility first provides Lessor with a waiver acknowledging Lessor’s ownership of the equipment. All equipment to be leased must be approved by Lessor.

Software Facility: Up to Thirty-Five Thousand and 00/100 ($35,000.00) of Approved Amount of Lease. Line may be comprised of Soft Costs (“SOFT”) where SOFT will include, but not be limited to, Corporate Furniture, delivery costs, design and engineering costs, extended warranties, installation costs, labor, leasehold improvements, maintenance and upgrade contracts, sales tax, software, trade show booths, training, and upgrades to any equipment in which Lessor does not hold a security interest. No equipment may be shipped to and/or located at a co-location facility or any facility other than Lessee’s principal place of business, unless the co-location facility first provides Lessor with a waiver acknowledging Lessor’s ownership of the equipment. All equipment to be leased must be approved by Lessor.

End of Lease Options:

a)	Purchase Option. If Lessee exercises the option to purchase, then provided no Event of Default has occurred and is then continuing, Lessee will at the expiration of the Lease term, renewal term or extension, as the case may be, purchase all, but not less than all, of the Equipment. The purchase price shall be the Equipment’s then fair market value (“FMV”) plus any applicable sales or other transfer tax FMV, as applied to a purchase option, will be determined by Lessor based on a price a willing buyer would pay and a willing seller would accept (neither buyer nor seller being compelled to act) for the Equipment as installed and in use, giving due consideration to its condition, utility, revenue-producing capability, and replacement costs and shall not be less than 10% of the original cost of equipment.

b)	Renewal. If Lessee exercises the option to renew, then provided no Event of Default has occurred and is then continuing, Lessee will at the expiration of the Lease term renew the Lease with respect to all, but not less than all, of the Equipment for a period of Three (3) months. Such renewal will be upon the terms of the Lease and the applicable Lease Schedule and the monthly rental amount will be the same as the contracted monthly payment amount on the applicable Lease Schedule.

c)	Return. On the expiration of the Lease, or earlier termination of the Lease, or on Lessee default if Lessor chooses, Lessee, at its expense, freight prepaid with full original value declared and insured, shall immediately return all, but not less than all, of the Equipment unencumbered to Lessor in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof alone excepted, by properly packing it for shipment and delivering it to any reasonable place designated by Lessor. Lessee will also pay Lessor an amount equal to Five Percent (5%) of the original invoice amount of the Equipment specified in the applicable Lease Schedule as a restocking fee.

The terms and information set forth above are a part of the Master Lease Agreement Number 4402, entered into by and between VenCore Solutions LLC (“Lessor”) and the Lessee set forth above.

[***]Confidential material redacted and filed separately with the Commission.

Confidential	Page 2 of 3	cr (initial)

The undersigned representative of Lessee affirms that he or she has read and understands this Exhibit A—2 to Master Lease Agreement Number 4402 and is duly authorized to execute this Exhibit A—2 on behalf of the Lessee, and that, if Lessee is a corporation, this Exhibit A—2 is entered into with consent of Lessee’s Board of Directors and stockholders, if so required.

LESSOR: VENCORE SOLUTIONS LLC		LESSEE: INTERMETRO COMMUNICATIONS, INC.

By:	/s/ JAMES PAUL JOHNSON	By:	/s/ CHARLES RICE FOR INTERMETRO COMMUNICATIONS, INC.

Name:	JAMES PAUL JOHNSON	Name:	CHARLES RICE

Title:	SVP	Title:	CEO

Date:	3/2/04	Date:	02/19/04

Confidential	Page 3 of 3	cr (initial)

VENCORE SOLUTIONS LLC

VENCORE SOLUTIONS LLC

4500 SW Kruse Way, Suite 350 • Lake Oswego, OR 97035

503.699.4997 • FAX: 503.675. 3136

EXHIBIT A – 3

TO

MASTER LEASE AGREEMENT NUMBER

4402

LESSEE NAME AND ADDRESS	LESSOR NAME AND ADDRESS

INTERMETRO COMMUNICATIONS, INC 2685 PARK CENTER DRIVE, BLDG A SIMI VALLEY, CA 93065	VENCORE SOLUTIONS LLC 4500 SW KRUSE WAY, SUITE 350 LAKE OSWEGO, OR 97035

Date of Lease Line Approval:	August 19, 2005

Funding Expiration Date:	October 31, 2005

Approved Amount of Lease Line:	$300,000.00

Minimum Funding Amount:	$250,000.00

Initial Monthly Rent Factor:	4.100%. Per each 0.25% decrease or increase in the Prime Lending Rate, as published in the Wall Street Journal, the Monthly Rent Factor will decrease or increase by 0.007% respectively. At no time will the Monthly Rent Factor decrease or increase by more than 0.028% from the Initial Monthly Rent Factor. The Monthly Rent Factor for each Lease Schedule will be fixed at the time it is executed.

Prime Lending Rate:	6.50% (Effective August 8, 2005)

Initial Lease Term:	30 Months

Advance Payments:	Lessee will pay Lessor the first payment at the time each individual Lease
Schedule is executed.

Documentation Fees: Schedule, or $250.00, whichever is greater.	1.25% of the total equipment invoice amount included on the individual Lease

Security Deposit Percentage: Lease Schedule is executed.	[***]% per each individual Lease Schedule, to be paid at the time each individual

Security Deposit Amount:	$[***] (based on Approved Amount of Lease Line)

Security Deposit Early Releases:	Before releasing Security Deposits prior to Lease end the following three conditions must exist: 1) Lessor must be in receipt of Lessee’s financial statements (Income/Profit & Loss Statement, Balance Sheet, Cash Flow Statement and Fixed Asset List) that are no more than 30 days old; 2) Lessee must demonstrate that they have cash reserves to service their debt for at least the subsequent six months; and 3) all payments must have been paid as agreed and all Lease Schedules must be current.

On each individual Lease Schedule, providing the above requirements for “early security deposit releases” have been met, Lessor will release 50% of the Security Deposit to Lessee after Lessee has paid Lessor 12 payments as agreed, in addition to the Advance Payments received by Lessor from Lessee prior to funding.

Minimum Renewal Rent Factor:	4. 10% for a minimum of three months.

[***]Confidential material redacted and filed separately with the Commission.

Confidential	Page 1 of 2	va (initial)

Eligible Equipment: [***]. Up to 10% of the Approved Amount of the Lease line may be comprised of Soft Costs (“SOFT”) where SOFT will include, but not be limited to, delivery costs, design and engineering costs, extended warranties, installation costs, labor, leasehold improvements, maintenance and upgrade contracts, sales tax, software, trade show booths, training, and upgrades to any equipment in which Lessor does not hold a security interest. For any given Lease Schedule, SOFT shall not exceed 10 % of the scheduled amount. No equipment may be shipped to and/or located at a co-location facility or any facility other than Lessee’s principal place of business, unless the co-location facility first provides Lessor with a waiver acknowledging Lessor’s ownership of the equipment. All equipment to be leased must be approved by Lessor.

End of Lease Options:

a)	Purchase Option. If Lessee exercises the option to purchase, then provided no Event of Default has occurred and is then continuing, Lessee will at the expiration of the Lease term, renewal term or extension, as the case may be, purchase all, but not less than all, of the Equipment. The purchase price shall be the Equipment’s then fair market value (“FMV”) plus any applicable sales or other transfer tax. FMV, as applied to a purchase option, will be determined by Lessor based on a price a willing buyer would pay and a willing seller would accept (neither buyer nor seller being compelled to act) for the Equipment as installed and in use, giving due consideration to its condition, utility, revenue-producing capability, and replacement costs and shall not be less than 10% of the original cost of equipment.

b)	Renewal. If Lessee exercises the option to renew, then provided no Event of Default has occurred and is then continuing, Lessee will at the expiration of the Lease term renew the Lease with respect to all, but not less than all, of the Equipment for a period of Three (3) months. Such renewal will be upon the terms of the Lease and the applicable Lease Schedule and the monthly rental amount will be the same as the contracted monthly payment amount on the applicable Lease Schedule.

c)	Return. On the expiration of the Lease, or earlier termination of the Lease, or on Lessee default if Lessor chooses, Lessee, at its expense, freight prepaid with full original value declared and insured, shall immediately return all, but not less than all, of the Equipment unencumbered to Lessor in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof alone excepted, by properly packing it for shipment and delivering it to any reasonable place designated by Lessor. Lessee will also pay Lessor an amount equal to Five Percent (5%) of the original invoice amount of the Equipment specified in the applicable Lease Schedule as a restocking fee.

The terms and information set forth above are a part of the Master Lease Agreement Number 4402, entered into by and between VenCore Solutions LLC (“Lessor”) and the Lessee set forth above.

The undersigned representative of Lessee affirms that he or she has read and understands this Exhibit A—3 to Master Lease Agreement Number 4402 and is duly authorized to execute this Exhibit A—3 on behalf of the Lessee, and that, if Lessee is a corporation, this Exhibit A—3 is entered into with consent of Lessee’s Board of Directors and stockholders, if so required.

LESSOR:		LESSEE:

VENCORE SOLUTIONS LLC		INTERMETRO COMMUNICATIONS, INC.

By:	/s/ JAMES PAUL JOHNSON	By:	/s/ VINCE ARENA

Name:	JAMES PAUL JOHNSON	Name:	VINCE ARENA

Title:	SVP	Title:	CFO

Date:	8/30/05	Date:	8/26/05

[***]Confidential material redacted and filed separately with the Commission.

Confidential	Page 2 of 2	va (initial)

VENCORE SOLUTIONS LLC

VENCORE SOLUTIONS LLC

4500 SW Kruse Way, Suite 350 • Lake Oswego, OR 97035

503 699 4997 • FAX: 503 675 3136

EXHIBIT A – 4

TO

MASTER LEASE AGREEMENT NUMBER

4402

LESSEE NAME AND ADDRESS	LESSOR NAME AND ADDRESS

INTERMETRO COMMUNICATIONS, INC	VENCORE SOLUTIONS LLC
2685 PARK CENTER DRIVE	4500 SW KRUSE WAY
BUILDING A	SUITE 350
SIMI VALLEY, CA 93065	LAKE OSWEGO, OR 97035

Date of Lease Line Approval:	March 29, 2006

Funding Expiration Date:	June 30, 2006

Approved Amount of Lease Line:	$300,000.00

Minimum Funding Amount:	$22,500.00

Initial Monthly Rent Factor:	4.100%. The Monthly Rent Factor for each Lease Schedule will be fixed at the time it is executed. Per each 0.25 % decrease or increase in the Prime Lending Rate, as published in the Wall Street Journal, the Monthly Rent Factor will decrease or increase by 0.010% respectively.

Prime Lending Rate:	7.50% (Effective March 29, 2006)

Initial Lease Term:	30 Months

Advance Payments:	Lessee will pay Lessor the first and thirtieth payments at the time each individual
Lease Schedule is executed.

Documentation Fees:	1.25% of the total equipment invoice amount included on the individual Lease
Schedule, or $250.00, whichever is greater.

Security Deposit Percentage:	[***]% per each individual Lease Schedule, to be paid at the time each individual
Lease Schedule is executed.

Security Deposit Amount:	$[***] (based on Approved Amount of Lease Line)

Security Deposit Early Releases:	Before releasing Security Deposits prior to Lease end, the following three conditions must exist: 1) Lessor must be in receipt of Lessee’s financial statements (Income/Profit & Loss Statement, Balance Sheet, Cash Flow Statement and Fixed Asset List) that are no more than 30 days old; 2) Lessee must demonstrate that they have cash reserves to service their debt for at least the subsequent six months; and 3) all payments must have been paid as agreed and all Lease Schedules must be current.

[***]Confidential material redacted and filed separately with the Commission.

Confidential	Page 1 of 3	va (initial)

On each individual Lease Schedule, providing the above requirements for “early security deposit releases” have been met, Lessor will release 50% of the Security Deposit to Lessee after Lessee has paid Lessor 12 payments as agreed, in addition to the Advance Payments received by Lessor from Lessee prior to funding.

Minimum Renewal Rent Factor: 4.10% for a minimum of three months.

Eligible Equipment: Telecom Switches. Up to 10% of the Approved Amount of the Lease line may be comprised of Soft Costs (“SOFT”) where SOFT will include, but not be limited to, delivery costs, design and engineering costs, extended warranties, installation costs, labor, leasehold improvements, maintenance and upgrade contracts, sales tax, software, trade show booths, training, and upgrades to any equipment in which Lessor does not hold a security interest. For any given Lease Schedule, SOFT shall not exceed 10% of the scheduled amount. No equipment may be shipped to and/or located at a co-location facility or any facility other than Lessee’s principal place of business, unless the co-location facility first provides Lessor with a waiver acknowledging Lessor’s ownership of the equipment. All equipment to be leased must be approved by Lessor.

End of Lease Options:

a)	Purchase Option. If Lessee exercises the option to purchase, then provided no Event of Default has occurred and is then continuing, Lessee will at the expiration of the Lease term, renewal term or extension, as the case may be, purchase all, but not less than all, of the Equipment. The purchase price shall be the Equipment’s then fair market value (“FMV”) plus any applicable sales or other transfer tax. FMV, as applied to a purchase option, will be determined by Lessor based on a price a willing buyer would pay and a willing seller would accept (neither buyer nor seller being compelled to act) for the Equipment as installed and in use, giving due consideration to its condition, utility, revenue-producing capability, and replacement costs and shall not be less than 10% of the original cost of equipment.

b)	Renewal. If Lessee exercises the option to renew, then provided no Event of Default has occurred and is then continuing, Lessee will at the expiration of the Lease term renew the Lease with respect to all, but not less than all, of the Equipment for a period of three (3) months. Such renewal will be upon the terms of the Lease and the applicable Lease Schedule and the monthly rental amount will be the same as the contracted monthly payment amount on the applicable Lease Schedule.

c)	Return. On the expiration of the Lease, or earlier termination of the Lease, or on Lessee default if Lessor chooses, Lessee, at its expense, freight prepaid with full original value declared and insured, shall immediately return all, but not less than all, of the Equipment unencumbered to Lessor in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof alone excepted, by properly packing it for shipment and delivering it to any reasonable place designated by Lessor. Lessee will also pay Lessor an amount equal to five percent (5%) of the original invoice amount of the Equipment specified in the applicable Lease Schedule as a restocking fee.

Cross-Collateralization: All equipment is cross-collateralized and will not be released until all obligations are paid in full.

Condition Precedent: Prior to issuing any Purchase Orders or funding any Lease Schedules, Lessee must issue to Lessor a Warrant to purchase Common Shares of Stock, in a form acceptable to Lessor. The Warrant shall be equivalent to $21,000.00 (7% of the total Approved Amount of Lease Line) with an expiration date of 10 years from its Date of Issuance. The Warrant Agreement will include a “net issuance” clause that permits “cashless exercise” by Lessor.

The terms and information set forth above are a part of the Master Lease Agreement Number 4402, entered into by and between VENCORE SOLUTIONS LLC (“Lessor”) and the Lessee set forth above.

The undersigned representative of Lessee affirms that he or she has read and understands this Exhibit A—4 to Master Lease Agreement Number 4402 and is duly authorized to execute this Exhibit A—4 on behalf of the Lessee, and that, if

Confidential	Page 2 of 3	va (initial)

Lessee is a corporation, this Exhibit A — 4 is entered into with consent of Lessee’s Board of Directors and stockholders, if so required.

LESSOR:		LESSEE:

VENCORE SOLUTIONS LLC		INTERMETRO COMMUNICATIONS, INC.

By:	/s/ JAMES PAUL JOHNSON	By:	/s/ VINCE ARENA
Name:	JAMES PAUL JOHNSON	Name:	VINCE ARENA
Title:	SVP	Title:	Chief Financial Officer
Date:	5/3/06	Date:	4/28/06

Confidential	Page 3 of 3	va(initial)